UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 1, 2016

Dolphin Digital Media, Inc.
(Exact Name of Registrant as Specified in its Charter)

Florida	0-50621	86-0787790
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2151 Le Jeune Road, Suite 150-Mezzanine Coral Gables, FL	33134
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 774-0407

Registrant’s facsimile number, including area code: (954) 774-0405

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement
Item 3.02                      Unregistered Sales of Equity Securities.

On April 1, 2016, Dolphin Digital Media, Inc., a Florida corporation (the “Company”), entered into substantially identical subscription agreements (the “Agreements”) with certain private investors (the “Investors”), pursuant to which the Company issued and sold to the Investors in a private placement (the “Placement”) an aggregate of 21,500,000 shares (the “Initial Subscribed Shares”) of the Company’s common stock, par value $0.015 per share (the “Shares”), at a purchase price of $0.25 per Share (the “Purchase Price”).  The Placement provided $5,375,000 of aggregate gross proceeds to the Company.  Under the terms of the Agreements, each Investor has the option to purchase additional Shares at the Purchase Price, not to exceed the number of such Investor’s Initial Subscribed Shares, during each of the second, third and fourth quarters of 2016 (each, a “Quarterly Subscription”).  To exercise a Quarterly Subscription, an Investor must deliver notice to the Company of such election during the first ten business days of the applicable quarter, specifying the number of additional Shares such Investor elects to purchase.  If an Investor timely delivers such notice to the Company, then the closing of the sale of the applicable number of additional Shares must occur on the last business day of the applicable quarter.

The Company issued the Shares in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder. Each Investor represented to the Company that such Investor was an “accredited investor” as defined in Rule 501(a) under the Securities Act and that such Investor’s Shares were being acquired for investment purposes.  The Shares have not been registered under the Securities Act and are “restricted securities” as that term is defined by Rule 144 promulgated under the Securities Act.

The foregoing description of the Agreements is only a summary and is qualified in its entirety by reference to the full text of the Form of Subscription Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Subscription Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLPHIN DIGITAL MEDIA, INC.

Date: April 7, 2016	By:	/s/ Mirta A. Negrini
Mirta A. Negrini
Chief Financial and Operating Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Subscription Agreement